UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

202311 Chartwell Ctr. Dr. Ste. 1469, Cornelius NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2019, the Board of Directors (the “Board”) of Good Hemp Inc. (the “Company”) appointed Jose Rodriguez to serve as the Chief Financial Officer of the Company.

Mr. Rodriguez, age 52, is an experienced financial and administrative executive who served Dixon Hughes Goodman from October 2013 until June 2016 as an M&A Managing Director; Miami Tees, Inc. from January 2016 until June 2017 as Interim CFO; BankUnited NA from June 2017 until August 2018 as SVP and Chief Accounting Officer; and TCA Capital from August 2018 until June 2019 as Corporate Restructuring CFO. Previously, Mr. Rodriguez also served as Senior Manager and Director for KPMG's and Ernst and Young's Transaction Advisory Services Groups for 12 years. Mr. Rodriguez holds a bachelor’s degree in accounting from Florida International University.

Effective November 19, 2019, the Company entered into a consulting agreement with Mr. Rodriguez’s entity, TechCXO Boston, LLC, pursuant to which Mr. Rodriguez or his entity will be paid an hourly rate of $175 per hour for CFO services and $75 per hour for senior accounting services, billable monthly and with 25% of the compensation paid in the form of the Company’s common stock. The foregoing description of the consulting agreement, which does not purport to be complete, is qualified in its entirety by reference to the full text of the consulting agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

10.1	Consulting Agreement effective November 19, 2019, between the Company and TechCXO Boston, LLC *

___________

* Portions of the agreements with personally identifying information have been omitted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: November 21, 2019	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

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